UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

ROYALE GLOBE HOLDING, INC.

Formerly “Royale Group Holding Inc”

 (Exact Name of Registrant as Specified in Its Charter)

NEVADA	20-5913810
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation or Organization)	Identification No.)

68, Soi Suphaphong 3

Yak 8, Sirinakarn 40 Road

Nonghob, Praver, 10250 Bangkok, Thailand

(Address of Principal Executive Offices and Issuer’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 9, 2014, FINRA approved our name change to Royale Globe Holding, Inc. Our common stock is still quoted under stock symbol “ROGP”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2014	Royale Group Holding, Inc. Formerly “Royale Group Holding, Inc.”

/s/ Tan Swe Poo
Tan Swe Poo
CEO